SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 3, 2006
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21044 (Commission File No.)	33-0204817 (I.R.S. Employer Identification No.)
6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)
(714) 820-1000
(Registrant’s telephone number, including area code):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
On August 3, 2006 Universal Electronics Inc. (“UEI”) is issuing a press release and holding a conference call regarding its financial results for the second quarter 2006. A copy of the press release is included as Exhibit 99.1 to this report.
Pursuant to General Instruction B,2 of Form 8-K, the information contained in Exhibit 99.1 will be deemed furnished, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.
Use of Non-GAAP Financial Information
UEI is making reference to non-GAAP financial information in both the press release and the conference call. The GAAP comparables and the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and has been posted on the News Releases page of UEI’s website and can be found at: http://investor.uei.com/phoenix.zhtml?c=84751&p=irol-news.         .
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is furnished with this report.

99.1	Press Release of Universal Electronics Inc. dated August 3, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: August 3, 2006	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Accounting Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 3, 2006